SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                                   May 24, 2005

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID Number)

211 College Road East, Princeton, New Jersey                                                               08540

          (Address of principal executive offices)                                                               (Zip Code)

Registrant's Telephone Number, including area code:                                                  (609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

           This Form 8-K is being filed solely for the purpose of refiling the Form 8-K originally filed on May 27, 2005 that was inadvertently filed under the Edgar codes for the Company’s wholly owned subsidiary, Interpool Limited. No changes have been made from the Form 8-K as originally filed.

Item 1.01 Entry into a Material Definitive Agreement

          On May 24, 2005, Interpool, Inc. (the "Company") and James F. Walsh, Executive Vice President and Chief Financial Officer of the Company, entered into an Extension and Amendment approved by the Compensation Committee of the Company’s Board of Directors as of May 18, 2005 (the "Extension and Amendment"), extending the term of Mr. Walsh’s Employment Agreement with the Company dated as of July 1, 2004 (the "Employment Agreement") and amending certain terms of the Employment Agreement. Pursuant to the Extension and Amendment, the term of the Employment Agreement will continue until November 16, 2006 (subject to further extension as provided in the Employment Agreement). Mr. Walsh will receive a base salary of $315,000 for the period from January 1, 2005 through December 31, 2005. In addition, the vesting schedule for the stock appreciation rights granted to Mr. Walsh pursuant to the Employment Agreement was modified so that the rights with respect to 11,666 shares will vest on December 31, 2005 and with respect to the remaining 8,334 shares on December 31, 2006. The Extension and Amendment also provides that the Company will continue to reimburse Mr. Walsh on an after-tax basis for commuting costs between Richmond, Virginia and Princeton, New Jersey and living expenses in Princeton, New Jersey through the term of the Employment Agreement or, if earlier, his election to relocate to Princeton (without regard to the cap set forth in the Employment Agreement). Finally, the Extension and Amendment provides for a grant to Mr. Walsh of options to purchase 25,000 shares of Interpool’s common stock at the closing price for the stock on May 18, 2005 pursuant to the Company’s 2004 Stock Option Plan for Executive Officers, vesting in installments through 2007.

           A copy of the Extension and Amendment is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired: Not applicable (b) Pro forma financial statements: Not applicable (c) Exhibits:

Exhibit 99.1 – Extension and Amendment to Employment Agreement dated as of May 18, 2005.

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signature on following page.]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPOOL, INC. By: /s/ Martin Tuchman Name: Martin Tuchman Title: Chairman and Chief Executive Officer

Dated: May 27, 2005